T. Rowe Price Total Return Fund

Supplement to Summary Prospectus Dated October 1, 2017

On page 7, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2019, Christopher P. Brown, Jr. will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is May 3, 2018.

F228-041-S 5/3/18